BOWLIN OUTDOOR ADVERTISING & TRAVEL CENTERS INCORPORATED
                               150 Louisiana N.E.
                          Albuquerque, New Mexico 87108

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 17, 1999


To Our Stockholders:

     The 1999 Annual Meeting of Stockholders (the "Annual Meeting") of BOWLIN Outdoor Advertising & Travel Centers Incorporated (the "Company") will be held at 8:00 a.m., Mountain Standard Time, on Friday, September 17, 1999, at the Sheraton Uptown Hotel at 2600 Louisiana N.E., Albuquerque, New Mexico 87110 for the following purposes:

          1. To elect three Class III directors to the Board of Directors to serve for three-year terms;

          2. To ratify the appointment of KPMG LLP to serve as independent public accountants of the Company for the year ending January 31, 2000; and

          3. To transact such other business as may properly come before the Annual Meeting.


     Shareholders of record at the close of business on Monday, July 19, 1999 (the "Record Date") are entitled to vote at the meeting and at any adjournment or postponement thereof. Shares of Common Stock can be voted at the meeting only if the holder is present or represented by proxy. A list of shareholders entitled to vote at the meeting will be available for inspection at the Company's corporate headquarters for any purpose germane to the Annual Meeting during ordinary business hours for ten (10) days prior to the meeting.

     Management and the Board of Directors cordially invite you to attend the Annual Meeting.

                              By Order of the Board of Directors



                              Michael L. Bowlin
                              Chairman of the Board, President and
                              Chief Executive Officer


Albuquerque, New Mexico
August 3, 1999

            BOWLIN OUTDOOR ADVERTISING & TRAVEL CENTERS INCORPORATED
                               150 Louisiana N.E.
                          Albuquerque, New Mexico 87108

                 ----------------------------------------------
                                 PROXY STATEMENT
                 ----------------------------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

     This Proxy Statement is being furnished to holders of Common Stock, $.001 par value (the "Common Stock"), of BOWLIN Outdoor Advertising & Travel Centers Incorporated, a Nevada corporation (the "Company"). The accompanying proxy is solicited by the Board of Directors of the Company, for use at the Annual Meeting of Stockholders to be held on September 17, 1999 (the "Annual Meeting"), or any adjournment or postponement thereof for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the accompanying form of Proxy Card were mailed to all stockholders entitled to vote at the Annual Meeting on or about August 3, 1999. The corporate offices of the Company are located at 150 Louisiana N.E., Albuquerque, New Mexico 87108 and its telephone number at that address is (505) 266-5985.

VOTING RIGHTS

     Only holders of record of Common Stock at the close of business on July 19, 1999 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. On the Record Date, 4,384,848 shares of Common Stock were issued and outstanding. Each holder of Common Stock is entitled to one vote, exercisable in person or by proxy, for each share of Common Stock held of record on the Record Date. Cumulative voting is not permitted.

     The Company's Bylaws provide that a majority of all shares of stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Abstentions and broker non-votes will be included in the determination of the number of shares represented for a quorum. In order to vote their shares in person at the meeting, stockholders who own their shares in "street name" must obtain a special proxy card from their broker.

     The Board of Directors does not know of any matters other than the election of directors that are expected to be presented for consideration at the meeting.


VOTING AND REVOCATION OF PROXIES

     All valid proxies received before the Annual Meeting and not revoked will be exercised in accordance with the choice specified. If no choice is indicated on the proxy, the shares will be voted in accordance with the recommendations of the Board of Directors as to such matters. Proxies may be revoked at any time prior to the time they are voted by: (a) delivering to the Secretary of the Company a written instrument of revocation bearing a date later than the date of the proxy; or (b) duly executing and delivering to the Secretary a subsequent proxy relating to the same shares; or (c) attending the Annual Meeting and voting in person. Mere attendance at the meeting will not itself have the effect of revoking the proxy.

                             SOLICITATION OF PROXIES

     The Company will pay the cost of soliciting proxies, including the cost of preparing and mailing the Notice and Proxy Statement. Solicitation will be made primarily by mailing this Proxy Statement to all stockholders entitled to vote at the meeting. Proxies may be solicited by officers and directors of the Company personally or by telephone or facsimile, without additional compensation. The Company may reimburse brokers, banks and others holding shares in their names for others for the cost of forwarding proxy materials and obtaining proxies from beneficial owners of the Company's Common Stock.

               DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

     The  following  table  sets  forth  information   regarding  the  officers,
directors and director nominees of the Company. A summary of the background and experience of each of these individuals is set forth after the table.

              Name                           Age                       Position

Michael L. Bowlin (1)(2)                      56             Chairman of the Board, President and Chief
                                                             Executive Officer
C. Christopher Bess                           52             Executive Vice President, Chief Operating
                                                             Officer and Director
William J. McCabe                             48             Senior Vice President -Management
                                                             Information Systems and Assistant Secretary
Cynthia K. Biggers                            43             Vice President - Travel Center Operations

Johnny Riley                                  46             Vice President - Travel Center Operations
Nina J. Pratz                                 47             Senior Vice President, Chief Financial
                                                             Officer, Treasurer, Secretary and Director
Michael Mons                                  44             Senior Vice President-Bowlin Advertising
                                                             Services
Robert L. Beckett (1)                         73             Director
Harold Van Tongeren (2)                       75             Director
Brian McCarty (2)                             61             Director
Jack Ayers                                    60             Director Nominee
James A. Clark (1)                            68             Director
- ----------------------------------------------------
(1) Member of Audit Committee
(2) Member of Compensation Committee

     Michael L. Bowlin. Mr. Bowlin has served as Chairman of the Board and Chief Executive Officer of the Company since 1991 and as President since 1983. Mr. Bowlin has been employed by the Company since 1968. Mr. Bowlin is the past Chairman of the Board for OAAA and has served on the Board of Directors in various capacities for twenty years. Mr. Bowlin also serves as President and a member of the Board of Directors of Stuckey's Incorporated, a restaurant and specialty store franchisor (including specialty stores located at four of the Company's travel centers); however, substantially all of Mr. Bowlin's professional time is devoted to his duties at the Company. Mr. Bowlin holds a Bachelor's degree in Business Administration from Arizona State University.

     C. Christopher Bess. Mr. Bess has served as the Company's Executive Vice President and Chief Operating Officer since 1983. Mr. Bess has served as a member of the Company's Board of Directors since 1974. During his 26 years with the Company, Mr. Bess has also served in such capacities as Internal Auditor, Merchandiser for Travel Center Operations, Travel Center Operations Manager and as Development Manager. Mr. Bess is a certified public accountant and holds a Bachelor's degree in Business Administration from the University of New Mexico.

     William J. McCabe. Mr. McCabe has served as the Company's Senior Vice President -Management Information Systems since 1997 and as Assistant Secretary since 1996. Mr. McCabe served as a member of the Board of Directors from 1983 until August 1996. Prior to 1997, Mr. McCabe served as Senior Vice President - Advertising Services from 1993, Vice President of Outdoor Operations from 1988 and as Vice President of Accounting from 1984 to 1987. Mr. McCabe has been employed by BOWLIN since 1976 in such additional capacities as a Staff accountant and Controller. Mr. McCabe holds a Bachelor's degree in Business Administration from New Mexico State University.

     Cynthia K. Biggers. Ms. Biggers has served as the Vice President of Travel Center Operations since April of 1998. Prior to that she served as Assistant to the Senior Vice President of Travel Center Operations. Ms. Biggers previously worked for the State of New Mexico as the Drug Free Coordinator for over two years. She holds a Bachelor's Degree in Business Administration from the University of New Mexico.

     Johnny Riley. Mr. Riley has served as the Vice President of Travel Center Operations since April of 1998. Prior to that he served as the Company's Human Resources Director for three years. He continued oversight of the Human
Resources Department until January 1999. Mr. Riley previously served as the Executive Officer for Support Group Commander and as a Special Advisor and Human Resources Generalist for Air Force Director of Civilian Personnel from August 1990 through August 1994. Mr. Riley is a retired military officer and holds a Bachelor's Degree from Texas Tech University and a Master's Degree in Organizational Management from Golden Gate University.

     Nina J. Pratz.  Ms. Pratz has served as the Company's Senior Vice President
- - Chief Financial Officer since 1997 and Treasurer/Secretary since 1977. Prior to 1997, Ms. Pratz served as Chief Administrative Officer since 1988. In addition, Ms. Pratz has served as a member of the Company's Board of Directors since 1976. Ms. Pratz holds a Bachelor's degree in Business Administration from New Mexico State University.

     Michael Mons. Mr. Mons has served as the Company's Senior Vice President for Advertising Services since December of 1997. Prior to December 1997, Mr. Mons served as Sales Manager for the outdoor division for three years. Mr. Mons has over eleven years experience in all facets of the outdoor advertising industry with emphasis in directing the start up and growth phases of outdoor plants. Mr. Mons holds a Bachelor's degree in Business Administration from the University of Arizona.

     Robert L. Beckett. Mr. Beckett has served as a member of the Board of Directors of the Company since 1974. Mr. Beckett has also been President and a Director of The Cooper Agency, Inc., a consumer loan company, since 1964. In addition to serving as a Director and executive officer of various private entities, Mr. Beckett formerly served as Mayor of the City of Deming, New Mexico.

     Harold Van Tongeren. Mr. Van Tongeren has served as a member of the Board of Directors of the Company since 1988. Mr. Van Tongeren has also served as Chairman of the Board of Directors and President of Herk and Associates, a representative of domestic gift and jewelry wholesalers, since 1952. In addition, Mr. Van Tongeren serves as a key contact to the Company regarding potential acquisition opportunities in the travel and tourism industry. Mr. Van Tongeren attended Hope College and Dennison University.

     Brian McCarty. Mr. McCarty has served as a member of the Board of Directors of the Company since December 1996. Mr. McCarty has served since 1994 as Chairman of the Board and Chief Executive Officer of Business Location Research, a company specializing in the design and development of advanced geographic information systems. From 1990 to 1993, Mr. McCarty served as President and Chief Executive Officer of Naegele Outdoor Advertising ("Naegele"). Prior to his employment at Naegele, Mr. McCarty served as President of Ackerley Communications, a publicly traded company engaged in the operation of outdoor advertising, radio and television broadcasting properties. Mr. McCarty holds a Bachelor's degree in Marketing from Lewis University.

     Jack Ayers. Mr. Ayers is the former president of the Whiteco Outdoor Advertising division of Whiteco Industries, Inc. After thirty-eight years with Whiteco, Mr. Ayers retired in March 1999. Mr. Ayers currently is consulting within the outdoor advertising industry. In addition, Mr. Ayers serves as Chairman of the Board of directors of DMA Marketing and also serves on the Board of Directors of Whiteco-Qingyu, Whiteco Industries outdoor operation in Shanghai, China. Mr. Ayers holds a Bachelor's degree in Business Administration from the Kelley School of Business at Indiana University.

     James A. Clark. Mr. Clark has served as a member of the Board of Directors of the Company since December 1996. Mr. Clark is currently retired from full-time employment. Mr. Clark served as President and Chief Executive Officer of First Interstate Bank of Albuquerque from 1985 to 1991. Prior to 1991, Mr. Clark served in several capacities at various banking and financial services entities for over 25 years. Mr. Clark holds a Certificate of Graduation from the Stonier Graduate School of Banking at Rutgers University.

                              ELECTION OF DIRECTORS

     The Board of Directors currently consists of seven members and is divided into three classes. One class of directors is elected each year to serve for a term of three years. Each director serves until his successor has been elected and qualified, or until his earlier resignation or removal.

                                DIRECTOR NOMINEES

                  Class III Directors -- Terms Expiring in 1999

     At the Annual Meeting, three Class III directors will be elected to serve for a term of three years each expiring in 2002 and until the election and qualification of their respective successors. The nominees receiving the greatest number of votes cast at the Annual Meeting will be elected to Class III of the Board of Directors. In the event, however, that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the current Board of Directors to fill the vacancy. The Board of Directors recommends Michael L. Bowlin, Robert L. Beckett, and Jack Ayers be elected Class III directors to serve until the annual meeting of stockholders in 2002. Mr. Bowlin and Mr. Beckett are currently Class III directors of the Company whose term of office will expire at the September 17, 1999 Annual Meeting.

     Approval of the election of the director nominees will require the affirmative vote of a plurality of the votes cast by the stockholders entitled to vote. Messrs. Michael L. Bowlin and C. Christopher Bess, who collectively exercise voting power over a majority in interest of the outstanding shares of Common Stock, have indicated they will vote FOR election of the director nominees as set forth above. Accordingly, it is expected that the director nominees will be elected to Class III of the Board of Directors.


                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During the fiscal year ended January 31, 1999, the Board of Directors of the Company met on three occasions. Except as noted, each of the Directors attended 75% or more of the meetings of the Board of Directors and of the meetings held by such committees of the Board on which he served. James A. Clark attended 67% of the meetings; Brian McCarty did not attend any of the meetings.

     The Audit Committee, which is currently comprised of Messrs. Bowlin, Clark and Beckett, is responsible for reviewing and making recommendations to the Board concerning the selection of outside auditors, the annual audit of the Company's financial statements and the Company's internal accounting controls, practices and policies. The Audit Committee has had no meetings to date.

     While the Compensation Committee has not met, the Board of Directors previously has made decisions regarding compensation of the Company's executive officers. The Board of Directors is responsible for setting and administering the policies that govern both annual compensation and stock ownership programs. In general the Board of Directors compensation philosophies are based upon the following subjective principles:
     -Compensation programs should reflect and promote the Company's goals and reward individuals for contributions to the Company's success in achieving its goals.

     -Compensation should be related to the value created for the Company's stockholders.
     -Compensation programs should integrate both the long and short term strategies of the Company.
     -Compensation programs should be designed to attract and retain key executives critical to the long-term success of the Company.
     -Stock ownership by employees and stock-based compensation plans are beneficial in aligning management's and the stockholders' interest in the enhancement of stockholder value.

     Total compensation for senior management is set at levels that the Board of Directors believes are competitive in relation to companies of similar type and size; however no independent investigation of such levels has been conducted by the Board of Directors. Components of executive compensation include base salary, equity participation in the Company in the form of options to purchase common stock, and a discretionary bonus program.

     The Board of Directors establishes base salaries for the Company's executive officers at levels considered appropriate in light of the duties and scope of responsibilities of each officer's positions. In this regard, the Board considers the compensation practices and corporate financial performance of similarly situated companies. The Board of Directors takes into account a number of factors, including (but not limited to) management's efforts to improve levels of sales and profitability and to expand markets into which the Company's products are distributed and sold. The Board also considers management's consistent commitment to the long-term success of the Company through developing and implementing strategic business acquisition opportunities.

     Based upon its evaluation of these factors, the board of Directors believes that senior management is dedicated to achieving long-term financial improvements, and that the compensation policies, plans and programs administered by the Board contribute to management's commitment. The Board of Directors attempts to assimilate all of the foregoing factors when it renders its compensation decision; however, the Board recognizes that its decisions are subjective in nature due to the subjective nature of the criteria. The Board of Directors does not assign any specified weight to the criteria it considers.

     Bonus compensation is paid at the discretion of the Board of Directors. Determination of the Board of Directors with regard to the award of bonus compensation are generally based upon the Board's evaluation of the same factors previously described under base salaries and other subjective criteria. There were no bonuses paid for fiscal year ended January 31, 1999.

     Mr. Bowlin has served as President of the Company since 1983 and Chief Executive Officer since 1991. As Chief Executive Officer, Mr. Bowlin has an employment agreement for a base salary and is eligible to receive bonus compensation at the discretion of the Board of Directors (see "Employment Agreements"). Mr. Bowlin is eligible to receive stock options under the 1996 Stock Option Plan. The Board's evaluation process with respect to the Chief

Executive Officer's compensation is comprised of the same components that are utilized by the Board in evaluating the compensation of other members of senior management.

                    Submitted by Bowlin Outdoor Advertising & Travel Centers Incorporated Board of Directors

                    Michael L. Bowlin
                    C. Christopher Bess
                    Nina J. Pratz
                    Robert L. Becket
                    Harold Van Tongeren
                    Brian McCarty
                    James A. Clark


     The Company's Board of Directors does not maintain a standing nominating committee or other committees performing similar functions.

                              DIRECTOR COMPENSATION

     Directors who are not employees of the Company are entitled to receive $1,000 per each meeting of the Board of Directors, or any committee thereof, attended plus reimbursement of reasonable expenses. Non-employees also receive an option to purchase 6,000 shares of Common Stock upon their election to the Board of Directors under the Company's 1996 Stock Option Plan. Directors do not receive any other compensation for such services.

                             EXECUTIVE COMPENSATION

     The following table summarizes all compensation to the Company's Chief Executive Officer for services rendered to the Company during the fiscal years ended January 31, 1999, 1998 and 1997. The Company has no other executive officers other than the Chief Executive Officer whose total annual salary and bonus exceeded $100,000.

                           Summary Compensation Table

                                                                                      Compensation
                                                                                      --------------
                                                       Annual Compensation                Awards
                                             ---------------------------------------- --------------
                                                                            Other       Securities
                                                                           Annual      Underlying     All Other
                                                 Salary      Bonus      Compensation   Options/SARS  Compensation
     Name and Principal Position     Year        ($)(1)       ($)          ($)(3)        (2)(#)          ($)
     ----------------------------- --------- -------------- ----------- ------------- -------------- ------------

      Michael L. Bowlin             1999        144,700         --         14,458           --            --
        Chairman of the Board,      1998        136,000         --         14,535           --            --
          President & CEO           1997         93,000         --         16,133         50,000          --
     -----------------------------

(1) Includes amounts deferred at the election of the CEO to be contributed to his 401(k) Profit Sharing Plan account.

(2) On September 27, 1997, Mr. Bowlin was granted an option to purchase 50,000 shares of Common Stock under the 1996 Stock Option Plan.

(3) Amount for 1999 includes (i) $1,775 of the Company's discretionary matching contributions allocated to Mr. Bowlin's 401(k) Profit Sharing Plan account,
     (ii) $11,449 for premiums on term life, auto and disability insurance policies of which Mr. Bowlin or his wife is the owner and (iii) $1,234 for Mr. Bowlin's use of a Company owned vehicle. Amount for 1998 includes (i) $2,901 of the Company's discretionary matching contributions allocated to Mr. Bowlin's 401(k) Profit Sharing Plan account; (ii) $10,426 for premiums on term life, auto and disability insurance policies of which Mr. Bowlin or his wife is the owner and (iii) $1,208 for Mr. Bowlin's use of a Company owned vehicle. Amount for 1997 includes (i) $4,750 of the Company's discretionary matching contributions allocated to Mr. Bowlin's 401(k) Profit Sharing Plan account; (ii) $10,155 for premiums on term life, auto and disability insurance policies of which Mr. Bowlin or his wife is the owner and (iii) $1,228 for Mr. Bowlin's use of a Company owned vehicle.

     The following table sets forth certain information concerning each exercise of stock options during the year ended January 31, 1999 by Mr. Bowlin and the aggregated fiscal year-end value of the unexercised options held by Mr. Bowlin.


             AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                     OPTION/SAR VALUE AS OF JANUARY 31, 1999

                                                                        Value                    Value of Unexercised
                        Shares Acquired      Realized Upon   Number of Unexercised Options           In-the-Money
    Name                on Exercise (#)       Exercise ($)      at Fiscal Year End (#)      Options at Fiscal Year End ($)
    ----                ---------------       ------------      ----------------------      ------------------------------
                                                             Exercisable    Unexercisable   Exercisable    Unexercisable
                                                             -----------    -------------   -----------    -------------
Michael L. Bowlin            -0-                 -0-             -0-            50,000        $ -0-            $ -0-

EMPLOYMENT AGREEMENTS

     On August 23, 1996, the Board of Directors approved employment agreements with Michael L. Bowlin for services as Chairman of the Board, President and Chief Executive Officer and with C. Christopher Bess for services as Executive Vice President and Chief Operating Officer (Messrs. Bowlin and Bess are sometimes collectively referred to herein as the "Employee"). These agreements provide for base annual salaries, effective as of February 1, 1997, for Messrs. Bowlin and Bess of $195,000 and $145,000, respectively, subject to annual increases at the discretion of the Board of Directors, but at least equal to the corresponding increase in the Consumer Price Index. In addition, the Employee is entitled to receive bonuses at the discretion of the Board of Directors in accordance with the Company's bonus plans in effect from time to time.

     For the fiscal year ended January 31, 1999, in the interest of maintaining the Company's profitability and capital, Messrs. Bowlin and Bess agreed to accept base annual salaries of $145,000 and $95,000, respectively.

     The following table summarizes stock option grants during the last three fiscal years to Mr. Bowlin.


                    Option Grants in Last Three Fiscal Years


                                Individual Grants
                    ---------------------------------------------------------
                                            Number of        % of Total
                                            Securities       Options/SARs
                                            Underlying       Granted to     Exercise or
        Name and Principal                  Options/SARs     Employees in   Base Price   Expiration
            Position              Year     Granted (#)      Fiscal Year      ($/sh)        Date
 ----------------------------------------------------------------------------------------------------

      Michael L. Bowlin            1999         --               --              --           --
        Chairman of the Board      1998         --               --              --           --
          President & CEO          1997       50,000            15%            $8.80         2006




Compliance with Section 16(a) of the Securities Exchange Act of 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and Directors and persons who own more than ten percent of the Company's Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, Directors and greater than ten percent owners are also required by the Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on the Company's review of the copies of such forms received by it, the Company believes that, during the fiscal year ended January 31, 1999, all filing requirements under Section 16(a) of the Exchange Act applicable to its officers, Directors and greater that ten percent owners were complied with.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

     The following table sets forth, as of April 30, 1999, the beneficial ownership of shares of Common Stock of the Company by (i) all persons known by the Company to be the beneficial owners of more than 5% of the outstanding shares of Common Stock; (ii) each Director and Director-Nominee of the Company;
(iii) the Executive Officers of the Company; and (iv) all Directors and executive officers of the Company as a group.

                                        AMOUNT AND NATURE OF BENEFICIAL      PERCENT OF
NAME OF BENEFICIAL OWNER (1)                     OWNERSHIP (2)                CLASS (3)
- ----------------------------                     -------------                ---------

Michael L. Bowlin (4)                              1,717,613                    39.2%

C. Christopher Bess (5)                              458,623                    10.5%

Nina J. Pratz                                        116,802                     2.7%

William J. McCabe                                     61,190                     1.4%

Michael Mons                                             330                       *

Robert J. Beckett                                    123,646                     2.8%

Harold Van Tongeren (6)                               44,099                     1.0%

James A. Clark                                         2,000                       *

Monica A. Bowlin (7)                               1,717,613                    39.2%

The Francis W. McClure and Evelyn Hope McClure
Revocable Trust                                      391,695                     8.9%

All directors and executive officers as a
group (10 persons) (4)(5)(6)(7)                    2,524,303                    57.7%
- ------------------------------------------------
*Less than 1.0%

(1) All of the holders have an address at c/o the Company, 150 Louisiana NE, Albuquerque, NM, 87108.
(2) Unless otherwise noted and subject to community property laws, where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock as shown beneficially owned by them.
(3) The shares and percentages shown include the shares of Common Stock actually owned as of April 30, 1999, and the shares of Common Stock which the person had the right to acquire beneficial ownership within sixty days of such date pursuant to options. All shares of Common Stock the identified person had the right to acquire within sixty days of April 30, 1999 upon the exercise of options are deemed outstanding when computing the percentage of the securities owned by such person, but are not deemed to be outstanding when computing the percentage of securities owned by any other person.

(4) Includes 425,687 shares held by Mr. Bowlin's wife and 171,332 shares held by each of three daughters. Mr. Bowlin disclaims beneficial ownership of an aggregate of 513,996 of such shares, which are held by three of his daughters.
(5) Includes 48,006 shares held by Mr. Bess' wife and 26,623 shares held by Mr. Bess' minor daughter.
(6) All of such 44,099 shares are held by Mr. Van Tongeren jointly with his wife.
(7) Includes 777,530 shares held by Mrs. Bowlin's husband and 171,332 shares held by each of her three daughters. Mrs. Bowlin disclaims beneficial ownership of an aggregate of 513,996 of such shares, which are held by three of her daughters.




















                      Rest of page intentionally left blank

                                PERFORMANCE GRAPH

     The Company's Common Stock began trading on the Nasdaq on December 17, 1996. It currently trades on the AMEX under the symbol "BWN". The following graph compares the Company's cumulative shareholder return at the last trading day of each month beginning on January 1, 1997 through January 29, 1999 with shareholder returns on the (i) NYSE/AMEX/Nasdaq Stock Market (US Companies) and
(ii) a self-determined selection of Companies that include Casey's General Stores, Inc., Obie Media Corporation and Lamar Advertising Company. The graph assumes that the value of the investment in the Common Stock and each index was $100 at December 17, 1996 and that all dividends, if any, were reinvested.

                                  TOTAL RETURNS

                 Market       Peer       Bowlin's                           Market        Peer      Bowlin's
      Date       Index        Index        Inc.                  Date        Index       Index        Inc.
   Base Point

    12/17/96     100.000     100.000      100.000               1/31/98      49.231      134.931     166.340
    12/31/96      93.846     102.479      104.232               2/28/98      70.769      144.719     191.009
     1/31/97      98.462     107.961      101.632               3/31/98     107.692      152.006     200.900
     2/28/97      87.692     107.876       94.482               4/30/98     121.538      153.628     201.170
     3/31/97      83.077     103.009       98.076               5/31/98     112.308      149.599     180.429
     4/30/97      70.769     107.503       95.827               6/30/98     113.846      154.907     208.334
     5/31/97      73.846     115.151      109.468               7/31/98      95.385      151.633     209.538
     6/30/97      64.615     120.269      114.971               8/31/98      70.769      128.131     177.864
     7/31/97      52.308     129.491      122.583               9/30/98      61.538      136.639     172.807
     8/31/97      52.308     124.789      120.731              10/31/98      60.000      146.529     179.903
     9/30/97      58.462     131.999      133.660              11/30/98      63.077      155.697     189.745
    10/31/97      49.231     127.496      139.180              12/31/98      63.077      165.599     196.701
    11/30/97      50.769     131.725      132.233               1/29/99      78.462      171.876     205.826
    12/31/97      52.308     134.142      156.151


Prepared by the Center for Research in Security Prices
Produced on 07/23/1999 including data to 01/29/1999

                     CERTAIN TRANSACTIONS AND RELATIONSHIPS

     Michael L. Bowlin is the President and Chairman of the Board of, and a 25% stockholder in, Stuckey's Corporation ("Stuckey's"), a franchiser of restaurants and specialty stores, including specialty stores located at four of the Company's travel centers. In fiscal year 1999, aggregate franchise and other related fees paid by the Company to Stuckey's equaled approximately $36,356. The Company did not have any other transactions during fiscal 1999 with any director, director nominee, executive officer or security holder known to the Company to own of record or beneficially more than 5% of the Company's Common Stock, or any member of the immediate family of any of the foregoing persons, in which the amount involved exceeded $60,000.

                  APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has appointed KPMG LLP as independent public accountants to audit the consolidated financial statements of the Company for the fiscal year ending January 31, 2000, and to perform other accounting services as requested by the Company. Although not required to do so, the Board of Directors is submitting the appointment of that firm for ratification at the Annual Meeting. A representative of KPMG LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.

                              STOCKHOLDER PROPOSALS

     Any stockholder proposals intended to be presented at the Company's next annual meeting of stockholders must be received by the Company no later than April 4, 2000, to be evaluated by the Board for inclusion in the information or proxy statement for that meeting. Such proposals should be addressed to the Corporate Secretary, BOWLIN Outdoor Advertising & Travel Centers Incorporated, 150 Louisiana N.E., Albuquerque, New Mexico 87108. If a stockholder proposal is introduced at the 2000 Annual Meeting of Stockholders without any discussion of the proposal in the Company's proxy statement, and the Stockholder does not notify the Company on or before June 20, 2000, as required by Securities and Exchange Commission Rule 14a-4(c)(1), of the intent to raise such proposal at the Annual Meeting of Stockholders, then proxies received by the Company for the 2000 Annual Meeting will be voted by the persons named as such proxies in their discretion with respect to such proposal. Notice of such proposal is to be sent to the above address.

                                 OTHER MATTERS

     The Board of Directors does not intend to present at the Annual Meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties.

                        1999 ANNUAL REPORT ON FORM 10-K

     The Company files annual reports on Form 10-K with the SEC. A copy of the annual report for the fiscal year ended January 31, 1999 (except for certain exhibits thereto) may be obtained, free of charge, upon written request by any stockholder to The Miller Group, 4909 E. McDowell Road, Suite 100, Phoenix, Arizona 85008, Attention: Bowlin Shareholder Relations. Copies of all exhibits to the annual report are available upon a similar request, subject to payment of a charge to reimburse the Company for its expenses in supplying any exhibit.

                              By Order of the Board of Directors



                              Michael L. Bowlin
                              Chairman of the Board



August 3, 1999

                                  SCHEDULE 14A

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:

[ ] Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12
            BOWLIN Outdoor Advertising & Travel Centers Incorporated
- --------------------------------------------------------------------------------
                (Name of Registrant As Specified in Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     1)   Title of each class of securities to which transaction applies:
                              N/A
          ----------------------------------------------------------------------
     2)   Aggregate number of securities to which transaction applies:
                              N/A
          ----------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                              N/A
          ----------------------------------------------------------------------
     4)  Proposed maximum aggregate value of transaction:
                              N/A
         -----------------------------------------------------------------------
     5)  Total fee paid:
                              N/A
         -----------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
                N/A
        ----------------------
     2) Form, Schedule or Registration Statement No.:
                N/A
        ----------------------
     3) Filing Party:
                N/A
        ----------------------
     4) Date Filed:
                N/A
        ----------------------

            BOWLIN OUTDOOR ADVERTISING & TRAVEL CENTERS INCORPORATED
                                      PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints Michael L. Bowlin and C. Christopher Bess, and each of them, with power to appoint a substitute, to vote all shares the undersigned is entitled to vote at the Annual Meeting of Shareholders of Bowlin Outdoor Advertising & Travel Centers Incorporated, to be held on Friday, September 17, 1999, and at all adjournments thereof, as specified below on the following matters which are further described in the Proxy Statement related hereto, and, in their discretion, upon any other matters which may be brought before the meeting.

          1.   ELECTION OF CLASS III DIRECTORS, NOMINEES:

               Michael L. Bowlin, Robert L. Beckett, and Jack Ayers

               [ ] VOTE FOR all nominees listed above (except vote withheld from the following nominee, if any, whose names are written below)

 -------------------------------------------------------------------------------

               [ ] WITHHOLD AUTHORITY to vote for all nominees listed above.



     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for all directors named in Item 1.

                    Dated: ________________________, 1999

                    Please sign exactly as name appears at left. When shares are held as joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full corporate name by President or other authorized officer. If a partnership, please have signed in partnership name by authorized person.


                    ------------------------------------------------------------
                                         Signature

                    ------------------------------------------------------------
                                  Signature if held jointly

                    PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.